UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 16, 2018

COMMAND CENTER, INC.
(Exact name of registrant as specified in its charter)

Washington	000-53088	91-2079472
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3609 S. Wadsworth Blvd., Suite 250, Lakewood, Colorado	80235
Address of principal executive offices	Zip Code

Registrant’s telephone number, including area code:  866-464-5844

(Former name or former address, if changes since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) Departure of Director. John D. Stewart resigned as a director of Command Center, Inc. (“Command Center”) effective as of January 16, 2018 for personal reasons. In addition to his service as a director of the company, Mr. Stewart was also chairman of the board and a member and chairman of the audit committee. In his resignation letter, John Stewart explained that he had no disagreement with the board of directors or management relating to the company’s operations, policies or practices.

John Stewart was appointed to the board of directors in November 2013. He became a member of the audit committee in 2014 and chairman of the committee in 2015. Also, in December 2014, his fellow directors appointed him as chairman of the board and he continued to serve in those roles until his resignation.

Mr. Stewart brought to the company leadership, vision and wisdom. As the first independent chairman for the board and a person with significant public company board experience, Stewart was instrumental in implementing high standards of corporate governance at the company. These governance standards continue as part of the culture of the company following his resignation and are an important part of Mr. Stewart’s legacy.

Item 9.01 Financial Statements and Exhibits

The letter of John D. Stewart dated January 16, 2018, is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is attached hereto.

 (c) Exhibits

Exhibit No.	Description

99.1	Resignation Letter of John D. Stewart dated January 16, 2018

This Form 8-K may include statements that are “forward-looking statements.” There are risks that the Company faces that could cause actual results to be materially different from those that may be set forth in forward-looking statements made by the Company. There also may be additional risks that the Company does not presently know or that it currently believes are immaterial which could also impair its business and results of operations. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Additional information regarding factors that could materially affect results and the accuracy of the forward-looking statements contained herein may be found in the Company’s Annual Report on Form 10-K for the year ended December 30, 2016, filed with the SEC and any subsequent filings with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Command Center, Inc.

Date: January 22, 2018	By:	/s/ Brendan Simaytis
Brendan Simaytis
Secretary

3